UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

427 West 12th Street, Kansas City, Missouri 64105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(816) 983—1303

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Kansas City Southern’s Executive Vice President Finance and Chief Financial Officer Michael W. Upchurch will give a presentation at the Cowen 11th Annual Global Transportation Conference at approximately 9:10 a.m. eastern time on September 5, 2018. Interested investors not attending the conference may listen to the presentation via a simultaneous webcast on KCS’ website at http://investors.kcsouthern.com. A link to the replay will be available for 14 days following the event.

The presentation to be given by Mr. Upchurch at this conference is included in this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Presentation by Kansas City Southern Executive Vice President and Chief Financial Officer Michael W. Upchurch at the Cowen 11th Annual Global Transportation Conference on September 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

September 5, 2018	By:	/s/ Adam J. Godderz
	Name:	Adam J. Godderz
	Title:	Corporate Secretary

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